Exhibit 99.1
Analog Devices Provides a Business Update Related to COVID-19

NORWOOD, Mass.— March 26, 2020 —Analog Devices, Inc. (Nasdaq: ADI) today provided a business update related to the coronavirus (COVID-19) pandemic.

The economic and social effects caused by COVID-19 are currently creating supply chain disruption and uncertainty around future demand. While customer demand in the quarter has been resilient, it has become increasingly difficult to quantify and forecast the business impact of COVID-19. As a result, ADI believes it is prudent to withdraw the company’s outlook for the fiscal second quarter, ending May 2, 2020.

“During this rapidly evolving situation, our top priority is the health and safety of our employees and the communities in which we operate. As an organization we are stepping up to combat the COVID-19 pandemic by partnering with our customers and world-class healthcare organizations to deploy our innovative healthcare diagnostics solutions,” said Vincent Roche, President and CEO of Analog Devices. “We remain steadfastly committed to supporting our customers, suppliers, and partners to the best of our ability in this unprecedented environment.”

Roche continued, “Throughout ADI’s 55-year history, we have encountered several “Black Swan” events. I am confident we will successfully navigate this one as we have done before given the strength of our talent, technology, and customer and supplier relationships, in addition to our sound financial position. While our team is moving with speed and agility to embrace these short-term challenges, we remain focused on investing in ADI for the long-term and we will emerge from this pandemic stronger.”

The company will provide a further update during its second quarter earnings release and call in May 2020.

About Analog Devices

Analog Devices (Nasdaq: ADI) is a leading global high-performance analog technology company dedicated to solving the toughest engineering challenges. We enable our customers to interpret the world around us by intelligently bridging the physical and digital with unmatched technologies that sense, measure, power, connect and interpret. Visit http://www.analog.com.

Forward Looking Statements
This press release contains forward-looking statements, including our statements regarding our business outlook for the second quarter of fiscal 2020 and beyond, the potential impacts of COVID-19 on our business and operations, future prospects and demand for our business, including our healthcare business, and the semiconductor industry generally. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the level of demand for our products; the course and impacts of the COVID-19 pandemic; global political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending, unavailability of raw materials, services, supplies or manufacturing capacity, changes in geographic, product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in our estimates of our expected tax rate based on current tax law; our ability to successfully integrate acquired businesses and technologies; the risk that expected benefits, synergies and growth prospects of acquisitions may not be fully achieved in a timely manner, or at all; adverse results in litigation matters; and the risk that we will be unable to retain and hire key personnel. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission (“SEC”), including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

(ADI-WEB)

Editor’s Contact Information

Michael Lucarelli
781-461-3282
Sr. Director of Investor Relations
investor.relations@analog.com